POLAR CAPITAL EMERGING MARKET STARS FUND (the “Fund”)

A SERIES OF DATUM ONE SERIES TRUST

Supplement dated September 2, 2022

to the Prospectus and Statement of Additional Information

dated July 29, 2022

Effective September 1, 2022:

1. CHANGE IN SHARE CLASS NAME

The Fund’s sole share class will no longer be designated “Institutional” and all references in the Prospectus and Statement of Additional Information to the “Institutional” share class will now refer to the Fund’s sole class of shares. Except as otherwise described in this Supplement, no additional changes to the characteristics of the shares of the Fund are being made in connection with this redesignation.

2. CHANGE IN INVESTMENT MINIMUM

The Fund’s initial investment minimum will be lowered from $100,000 to $5,000.

Therefore, the initial investment minimum disclosed in the section under the heading “Summary Information About the Fund” under the sub-heading “Purchase Minimums” on page 8 of the Fund’s Prospectus and the second to last paragraph under the heading “Shares” under the sub-heading “How to Buy Shares” on page 25 of the Fund’s Prospectus each is hereby updated to $5,000 from $100,000.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.